THE LORD ABBETT FAMILY OF FUNDS1

Supplement dated September 29, 2017

to the Prospectuses

You should read this supplement in conjunction with your Fund’s prospectus, which discusses the Fund’s investment requirements, share class eligibility criteria, the purchase of Fund shares, and sales charge reductions and waivers.

The following information replaces the corresponding paragraphs in the subsection of the prospectus titled “Choosing a Share Class - Additional Information about the Availability of Share Classes – Class I Shares” and supplements and supersedes any information to the contrary in each Fund’s prospectus and SAI.

Class I Shares. Class I shares are available for purchase by the entities identified below. An investor that is eligible to purchase Class I shares under one of the categories below need not satisfy the requirements of any other category.

•	Institutional investors, including companies, foundations, endowments, municipalities, trusts (other than individual or personal trusts established for estate or financial planning purposes), and other entities determined by Lord Abbett Distributor to be institutional investors, making an initial minimum purchase of Class I shares of at least $1 million in each Fund in which the institutional investor purchases Class I shares. Such institutional investors may purchase Class I shares directly or through a registered broker-dealer, provided that such purchases are not made by or on behalf of institutional investors that are participants in a fee-based program the participation in which is available to non-institutional investors, as described below.

•	Institutional investors purchasing Class I shares in fee-based investment advisory programs the participants of which are limited solely to institutional investors otherwise eligible to purchase Class I shares and where the program sponsor has entered into a special arrangement with the Fund and/or Lord Abbett Distributor specifically for such purchases. Institutional investors investing through such an investment advisory program are not subject to the $1 million minimum initial investment.

•	Registered investment advisers investing on behalf of their advisory clients may purchase Class I shares without any minimum initial investment, provided that Class I shares are not available for purchase by or on behalf of:

o	Participants in fee-based broker-dealer-sponsored investment advisory programs or services (other than as described above), including mutual fund wrap programs, or a bundled suite of services, such as brokerage, investment advice, research, and account management, for which the participant pays for all or a specified number of transactions, including mutual fund purchases, in the participant’s account during a certain period; or

o	Non-institutional advisory clients of a registered investment adviser that also is a registered broker-dealer and where the firm has entered into any agreement or arrangement whereby Lord Abbett makes payments to the firm out of its own resources for various services, such as marketing support, training and education activities, and other services for which Lord Abbett may make such revenue sharing payments to the firm.

Notwithstanding the foregoing, at the discretion of Lord Abbett Distributor, participants in a bank-offered fee-based program may purchase Class I shares without any minimum initial investment if: (i) the program is part of a research-driven discretionary advisory platform offered through affiliated distribution channels

[1]	This supplement does not apply to the following Funds: Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund; or any Funds within Lord Abbett Series Fund.

including, at a minimum, private bank, broker-dealer, and independent registered investment advisor channels; and (ii) the program uses institutional mutual fund share classes exclusively.

•	Bank trust departments and trust companies purchasing shares for their clients may purchase Class I shares without any minimum initial investment, provided that the bank or trust company (and its trading agent, if any) has entered into a special arrangement with the Fund and/or Lord Abbett Distributor specifically for such purchases. This provision does not extend to bank trust departments acting on behalf of retirement and benefit plans, which are subject to separate eligibility criteria as discussed immediately below.

•	Retirement and benefit plans investing directly or through an intermediary may purchase Class I shares without any minimum initial investment, provided that in the case of an intermediary, the intermediary has entered into a special arrangement with the Fund and/or Lord Abbett Distributor specifically for such purchases subject to the following limitations. Effective as of the close of business on December 31, 2015, Class I shares are closed to substantially all new retirement and benefit plans. However, retirement and benefit plans that have invested in Class I shares as of the close of business on December 31, 2015, may continue to hold Class I shares and may make additional purchases of Class I shares, including purchases by new plan participants.

•	Each registered investment company within the Lord Abbett Family of Funds that operates as a fund-of-funds and, at the discretion of Lord Abbett Distributor, other registered investment companies that are not affiliated with Lord Abbett and operate as funds-of-funds, may purchase Class I shares without any minimum initial investment.

Please retain this document for your future reference.

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